MAY 11, 2018

SUPPLEMENT TO

HARTFORD MULTI-STRATEGY FUNDS PROSPECTUS

DATED MARCH 1, 2018

This Supplement contains new and additional information and should be read in connection with your Prospectus.

(1)	Karen H. Grimes, CFA announced her plan to retire and withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management Company LLP, as of December 31, 2018. Accordingly, she will no longer serve as a portfolio manager to The Hartford Balanced Fund and The Hartford Balanced Income Fund (each a “Fund”) as of December 31, 2018. With respect to each of these Funds, it is anticipated that Ms. Grimes’ portfolio manager responsibilities will transition to the Fund’s other portfolio managers by December 31, 2018.

(2)	In the section entitled “Classes of Shares” in the above referenced Prospectus, footnote “(1)” below the classes of shares table is deleted in its entirety and replaced with the following:

(1)	Class T shares are not currently available for purchase and not currently sold in any State or to residents of any State, including Oklahoma and residents of Oklahoma.

(3)	In the section entitled “Classes of Shares – Investor Requirements – Class Y Shares” in the above referenced Prospectus, the following is added after the last paragraph:

Effective May 11, 2018, neither the Funds, nor the Distributor, nor any affiliates of the Distributor will enter into any new arrangement to make any payment to any financial intermediary that is not directly related to account servicing, record keeping, sub-transfer agency, administration or similar services with respect to Class Y shares.

(4)	In the section entitled “Classes of Shares – How Sales Charges Are Calculated – Class A Shares” in the above referenced Prospectus, the following sentence is added to the end of the fourth paragraph of that section:

Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.

This Supplement should be retained with your Prospectus for future reference.

HV-7373	May 2018